COMMITMENTS AND CONTINGENCIES - Capital commitments (Details) - Dec. 31, 2021 - Schedule of commitments to purchase certain computer and network equipment and construction-in-progress - Capital Commitments
¥ in Thousands, $ in Thousands
	CNY (¥)	USD ($)
Long-term Purchase Commitment [Line Items]
2022	¥ 1,586,604	$ 248,973
2023 and thereafter	32,725	5,135
Commitments to purchase	¥ 1,619,329	$ 254,108